_________________________________________________________________
_________________________________________________________________


                            UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                        ____________________

                              FORM 8 K

                        ____________________

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
1934


             June 19, 1997                      0 11890
          __________________                 _______________
          Date of Report
          (Date of earliest event       Commission File Number
             reported)

                         VISTA PROPERTIES
     (Exact name of registrant as specified in its charter)


          California                              13 3179078
__________________________                   ___________________
(State or other jurisdiction                 (I.R.S Employer)
  of incorporation or organization)       Identification Number

          411 West Putnam Avenue, Greenwich, CT  06830
     ______________________________________________________
     (Address of Principal Executive Offices) (Zip Code)

                         (203) 862 7000
     ___________________________________________________
     (Registrant's telephone number, including area code)

                    Not Applicable
  _____________________________________________________________
  (Former name or former address, if changed since last report.)
_________________________________________________________________


Item 3.  Bankruptcy or Receivership.

          On June 19, 1997, Vista Properties ("Vista"), a California limited partnership, filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California, Oakland Division, commencing a proceeding styled In re Vista Properties, 97 45990J 11.

          Vista, which is engaged in the business of investing in, holding and managing commercial properties, filed the bankruptcy petition to avoid the possible foreclosure of its New York property. Vista expects to reorganize its affairs under the protection of Chapter 11 and to propose and confirm a Chapter 11 plan of reorganization.

                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         VISTA PROPERTIES

                         By:  IR Vista Realty Corp.
                         Management General Partner

Dated:  July 2, 1997     By:  /s/ Frederick Simon
                              Director and President
                              (Principal Executive Officer)

Dated:  July 2, 1997     By:  /s/ Jay L. Maymudes
                              Jay L. Maymudes
                              Vice President, Secretary and
                              Treasurer
                              (Principal Financial Officer and
                              Principal Accounting Officer)